EXHIBIT 99.1
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JONES LANG LASALLE - PAGE 1:



                          JONES LANG LASALLE

                             FEBRUARY 2003




[ Jones Lang LaSalle Logo ]


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JONES LANG LASALLE - PAGE - 2:




                                AGENDA



                           COMPANY OVERVIEW



                         FINANCIAL PERFORMANCE



            APPENDIX I - BROAD RANGE OF INTEGRATED SERVICES



                APPENDIX II - ADJUSTED 2002 PERFORMANCE






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JONES LANG LASALLE - PAGE - 3:




      HISTORY OF JONES LANG LASALLE - BUILDING A GLOBAL PLATFORM



          Jones Lang LaSalle created by the merger of equals
            Integrated global platform (NYSE ticker "JLL")


                                 1999




                                 1998

        LaSalle Partners acquires Compass Management & Leasing




                                 1997


            LaSalle Partners initial public offering - NYSE




                                 1968

                  LaSalle Partners founded in Chicago




                                 1958

                  Jones Lang Wootton expands overseas




                                 1783

                 Jones Lang Wootton founded in London


















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JONES LANG LASALLE - PAGE - 4:




                              OUR MISSION


                   To deliver exceptional strategic,

                     fully integrated services and

                   solutions for real estate owners,

                        occupiers and investors

                               worldwide






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JONES LANG LASALLE - PAGE - 5:




                         CLIENT SERVICE MODEL



[ Graphic indicating - Owners & Occupiers and Investors encircling and indicating - ]



                     Strategic Solutions - through

                 Research                    Global Capabilities


                 Technology                  Innovation




     CORPORATE SOLUTIONS                     INVESTOR SERVICES

     -     Space Acquisition                 -     Buying & Selling
     -     Space Disposition                 -     Leasing
     -     Facilities Management             -     Property Management
     -     Project & Development             -     Project & Development
             Services                                Services
     -     Consulting                        -     Consulting



     CAPITAL MARKETS                         INVESTMENT MANAGEMENT

     -     Acquisitions & Dispositions       -     Investment Strategy
     -     Corporate Finance                 -     Private & Public
     -     Financial Restructuring                   Markets
     -     Sale & Leaseback                  -     Direct & Indirect
     -     Debt & Equity Raising                     Investment
     -     Partnering                        -     Income, Growth &
                                                     Opportunistic
                                                     Programs





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JONES LANG LASALLE - PAGE - 6:





OUR VISION

..    Be clients' trusted advisor and preferred business partner

     -     50% of top 100 clients take a minimum of 2 services

     -     Deliver a recognized and differentiated brand


..    Attract, develop and retain the best people

     -     Achieve 90% recommendation rate from current employees


..    Deliver consistently successful financial performance

     -     Earnings growth

     -     Strong balance sheet

     -     Improve margins year over year






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JONES LANG LASALLE - PAGE - 7:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2002
                           GEOGRAPHIC SPREAD
                           -----------------


                          Europe       --    43%
                          Americas     --    41%
                          Asia Pacific --    16%



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JONES LANG LASALLE - PAGE - 8:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2002
                         BUSINESS UNIT SPREAD
                         --------------------


                        IMPLEMENTATION SERVICES

                      Valuations & Consulting -- 10%
                      Capital Markets -- 16%
                      Agency Leasing -- 16%
                      Tenant Representation -- 9%


                   MANAGEMENT AND ADVISORY SERVICES

                      Property Management (Investors) -- 20%
                      Property Management (Corporates) -- 6%
                      Project and Development Management -- 10%
                      Investment Management -- 13%




                 ANNUITY-LIKE REVENUE APPROACHING 50%







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JONES LANG LASALLE - PAGE - 9:




                     CAPITALIZING ON OUR STRENGTHS



-------------------------------------------------------------------------
GROWTH DRIVER       OUR STRENGTHS               HOW WE CAPITALIZE
-------------------------------------------------------------------------


Fragmented          . Integrated global         . Apply "Best
  industry            platform                    Practices"

                    . Breadth of services       . Disciplined client
                                                  relationship
                                                  management


-------------------------------------------------------------------------

Outsourcing         . Global platform           . Deliver integrated
                                                  services

                    . Consistent service        . Create client
                                                  efficiency with
                    . Innovative technology       technology


-------------------------------------------------------------------------


Cross-border        . Global platform           . Expand Capital Markets
  capital flows                                   and Corporate Finance
                    . Investment management       capabilities geo-
                      expertise                   graphically

                    . Global research           . Deploy co-investment
                                                  capital in Investment
                                                  Management business


-------------------------------------------------------------------------


Share of client     . Consistent service        . Convert 1X clients
                                                  to 2X and 3X
                    . Integrated marketing
                                                . Explicit cross-
                                                  selling objectives


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 10:




                THE LEADING REAL ESTATE SERVICES BRAND



           .     #1 Global Platform

                 -    100 markets on five continents

                 -    7,000 real estate professionals

                 -    Technology leader



           .     #1 Property Manager in the World

                 -    735 million s.f. under management



           .     #3 Real Estate Investment Advisor in the World

                 -    $23 billion under management



           .     Leading Real Estate Research Capability

                 -    170 dedicated professionals






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JONES LANG LASALLE - PAGE - 11:




                     [ JONES LANG LASALLE - LOGO ]



                         FINANCIAL PERFORMANCE




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JONES LANG LASALLE - PAGE - 12:




        GAAP EARNINGS REFLECTS YEAR END ORGANIZATION DOWNSIZING


$MM (except per share data)

                                         Actual
                                 ----------------------   % Change
                                   2002          2001     Prior Year
                                 --------      --------   ----------

  Revenue                          $ 840        $  905          (7%)

  Operating Expenses                 771           815          (5%)

  Non-Recurring Charges               14            77         (82%)

  OPERATING INCOME                    55            13          --

  Interest Expense                    17            20         (15%)

  Income Taxes                        11             8          38%

  NET INCOME                       $  27        $  (15)         --

  EPS                              $0.85        $(0.51)         --
                                   -----        ------        -----

  EBITDA                           $  91        $   60          52%
                                   =====        ======        =====












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JONES LANG LASALLE - PAGE - 13:




        $50 MILLION COST SAVINGS ACHIEVED FROM 2001 DOWNSIZING



                               Actual                2002 vs 2001
                     --------------------------  --------------------
                                                            Excluding
                                                               FX
$MM                    2002      2001     2000    Total      Impact
---                   ------    ------   ------   ------    ---------

EXPENSE SUMMARY

Compensation &
  Benefits             $ 531     $ 546    $ 582    $  15       $  29

Operating &
  Administrative         203       222      215       19          24
                       -----     -----    -----    -----       -----

Total Controllable
  Expenses             $ 734     $ 768    $ 797    $  34       $  53
                       =====     =====    =====    =====       =====






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JONES LANG LASALLE - PAGE - 14:




           SUSTAINED DEBT REPAYMENT MASKED BY STRONGER EURO



-----------------------------
Current Debt Ratings:

  Standard & Poor's:   BBB-
  Moody's:             Ba1
-----------------------------



$MM

                                 12/31/02      12/31/01     12/31/00
                                 --------      --------     --------

  Short-term Borrowings             $ 16          $ 15         $  9

  Long-term Debt:

    Credit Facilities                 26            61           86

    Senior Notes (1)                 173           147          155
                                    ----          ----         ----

  TOTAL FUNDED DEBT                  215           223          250

  Minority Interest                   --             1            1

  Book Equity                        367           314          332
                                    ----          ----         ----

        Total Capitalization        $582          $538         $583
                                    ====          ====         ====



Notes: (1) EUR 165 million.




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JONES LANG LASALLE - PAGE - 15:




                 OPERATING IN A DIFFICULT ENVIRONMENT



     .     REVENUE OPPORTUNITIES

           -     Capitalize on Outsourcing trend

           -     Increase share of clients and market - 1X to 2x and 3x

           - Develop Corporate Solutions business in Europe and expand Investor Services business in Americas

           -     Expand Investment Management business in all regions




     .     OPERATING EFFICIENCY

           - Continue to focus on cost management and streamline back office

           - Apply client profitability model in rationalizing clients and geographic markets

           - Remain a leader in information technology, improving client service, reducing operating costs and increasing process efficiency






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JONES LANG LASALLE - PAGE - 16:



                   PRUDENT APPROACH TO 2003 OUTLOOK



     .     Q1 2003 guidance is loss of $0.25 - $0.35 per share

           -     Continued decline in Europe; relatively flat elsewhere

           - Stronger euro causes normal Q1 loss to be greater in U.S. dollar terms



     .     Waiting until second half of 2003 to provide full year guidance

           - Cautious given seasonality of business coupled with uncertain economic environment

           -     Expect improvement over 2002 results



     . Continue to focus in 2003 on targeted investment in growth areas, cost containment and debt reduction

           - Q4 2002 restructuring charge to produce cost savings of $20 million in 2003





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JONES LANG LASALLE - PAGE - 17:




                     [ JONES LANG LASALLE - LOGO ]


            APPENDIX I - BROAD RANGE OF INTEGRATED SERVICES






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JONES LANG LASALLE - PAGE - 18:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2002                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Property       . 530 million    . Annuity type      . Agency Leasing
Management       s.f.             management fees
(Investors)                       paid monthly      . Project &
                                  or quarterly        Development
                                                      Management

                                                    . Investment
                                                      Management


-------------------------------------------------------------------------


Property       . 205 million    . Annuity type      . Project &
Management       s.f.             management fees     Development
(Corporates)     (2001 Combined   paid quarterly      Management
                 Property Man-
                 agement = 730                      . Tenant
                 million sq ft)                       Representation


-------------------------------------------------------------------------


Project &                       . Strategic         . Property
Development                       Alliances           Management
Management                                            (Investors)
                                . Percentage of
                                  construction      . Property
                                  costs               Management
                                                      (Corporates)

                                                    . Tenant
                                                      Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 19:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2002                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Tenant         . 3,300 trans-   . Recurring         . Project &
Representation   actions          income from         Development
                 40 million       strategic           Management
                 sq ft            alliances
                 (2001: 3,300
                 transactions                       . Property
                 and 33 million                       Management
                 sq ft)                               (Corporates)


-------------------------------------------------------------------------


Agency         . 7,900 trans-   . Income sourced    . Property
Leasing          actions          from Property       Management
                 76 million s.f.  Management and      (Investors)
                 (2001: 9,100     Investment
                 transactions     Management        . Investment
                 and 82 million                       Management
                 sq ft)

-------------------------------------------------------------------------


Capital        . 1,500 trans-   . One-time trans-   . Investment
Markets          actions          action fees, but    Management
                 $18 billion of   repeat client
                 value (2001:     business          . Property
                 1,300 trans-                         Management
                 actions and
                 $19 billion                        . Tenant
                 of value)                            Representation

-------------------------------------------------------------------------


Valuation &    . 25,200 valua-  . Regular repeat    . Property
Consulting       tions            valuation fees      Management
                 (2001: 29,400)   tied to asset       (Corporates)
                                  value
                                                    . Capital Markets
                                . Consulting
                                  fixed fee or      . Tenant
                                  hourly rates        Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 20:




                  BROAD RANGE OF INTEGRATED SERVICES



INVESTMENT MANAGEMENT

-------------------------------------------------------------------------
                  2002                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Direct         . $19.5 billion  . Contractual base  . Capital Markets
Investments      of assets under  fees (% of assets)
                 management                         . Property
                 (2001: $17.8   . Acquisition fees    Management
                 billion)                             (Investors)
                                . Performance fees
                                                    . Project &
                                . Long-term client    Development
                                  relationships       Management
                                  ( >5 years )
                                                    . Agency Leasing


-------------------------------------------------------------------------


Indirect       . $3.7 billion   . Contractual base  . N/A
Investment       of assets under  fees (% of assets)
                 management
                 (2001: $4.4    . Performance fees
                 billion)


-------------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 21:




                     [ JONES LANG LASALLE - LOGO ]



                APPENDIX II - ADJUSTED 2002 PERFORMANCE




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JONES LANG LASALLE - PAGE - 22:




           ADJUSTED EARNINGS MEET REVISED EARNINGS GUIDANCE



$MM (except per share data)

                                       YTD Actual
                                 ----------------------
                                   2002          2001     % Change
                                    (1)           (1)     Prior Year
                                 --------      --------   ----------

Revenue                           $  840        $  905          (7%)

Operating Expenses                   771           815          (5%)

ADJUSTED OPERATING INCOME             69            90         (23%)

Interest Expense                      17            20         (15%)

Income Taxes                          18            29         (38%)

Minority Interest                    --              1          --

ADJUSTED NET INCOME               $   34        $   40         (15%)

ADJUSTED EPS                      $ 1.08        $ 1.31         (18%)

                                  ------        ------       ------

ADJUSTED EBITDA                   $  106        $  137         (23%)
                                  ======        ======       ======





Notes:     (1)   Adjusted to exclude non-operating charges






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JONES LANG LASALLE - PAGE - 24:




Some of the information contained herein is forward looking or time sensitive. Jones Lang LaSalle undertakes no obligation to update any of this information. Factors that could cause actual results to vary should be reviewed in reports filed with the Securities and Exchange Commission.